Exhibit 10.13

EXECUTION VERSION

COLLATERAL PLEDGE AGREEMENT

Dated: September 30, 2013

DEBTOR:	Coupons.com Incorporated (the “Debtor”)
400 Logue Avenue
Mountain View, CA 94043
Attn: Mr. Richard Hornstein

SECURED PARTY:	Wells Fargo Bank, National Association (the “Secured Party”)
245 S. Los Robles Avenue, Suite 700
Pasadena, California 91101
Attn: Relationship Manager – Coupons.com Incorporated

1. Security Interest and Collateral. To secure the payment and performance in accordance with the terms and conditions of the Loan Documents (defined below) of the Obligations (defined below) which Debtor may now or at any time hereafter owe to the Secured Party, the Debtor hereby grants the Secured Party a security interest (herein called the “Security Interest”) in the following property (collectively, the “Collateral”): (i) the issued and outstanding capital stock, equity securities, membership interests or units, and ownership interests, and rights issued or granted in connection with the foregoing, of Coupons.com Holdings (BVI) Limited and Coupons.com Limited (each, a “Pledgee”, and together, the “Pledgees”) that are now or hereafter owned or held of record or beneficially by Debtor, and the certificates representing such shares, securities and/or interests; (ii) all other capital stock, equity securities, warrants, options, membership interests and units, and ownership interests, and rights issued or granted in connection with the foregoing, issued by such Person now or hereafter owned or held of record or beneficially by Debtor at any time (and the certificates or other documents or instruments representing such shares, securities and/or other interests); (iii) all rights associated with anything of the foregoing (including any rights under any shareholders agreements, investor rights agreements, registration rights agreements, and similar agreements); and (iv) any and all replacements, products and proceeds of, and dividends, distributions in property or securities, returns of capital or other distributions made on or with respect to, any of the foregoing. Notwithstanding the foregoing or any other provision herein or any other provisions in any other Loan Document to the contrary, “Collateral” shall not include voting equity interests of any CFC, solely to the extent that such equity interests represents more than 65% of the outstanding voting equity interests of such CFC, or if a pledge of such voting equity interests of such CFC otherwise causes negative tax implications to Debtor. For purposes of this paragraph, “CFC” means a controlled foreign corporation (as that term is defined in the U.S. Internal Revenue Code of 1986, as amended).

“Loan Documents” shall mean the “Loan Documents” as defined in the Credit Agreement.

“Obligations” shall mean, collectively, all “Obligations” as defined in the Credit Agreement.

2. Representations, Warranties and Covenants. The Debtor represents, warrants and covenants that:

2.1 Exhibit A attached hereto completely and accurately identifies, as of the date hereof, (i) the number of issued and outstanding equity interests of each Pledgee held by the Debtor and (ii) the percentage of the Debtor’s ownership of the aggregate issued and outstanding equity interests of each such Pledgee.

2.2 The Debtor will duly endorse, in blank, each and every instrument constituting Collateral by signing on said instrument or by signing a separate document of assignment or transfer, if requested by the Secured Party. The Debtor represents and warrants that all actions reasonably necessary or desirable to perfect and establish the first priority of, or otherwise protect, Secured Party’s Security Interest in the Collateral, and the proceeds thereof, have been or will be duly taken, upon (A) the execution and delivery of this Agreement; (B) the taking of possession by Secured Party (or its agent or designee) of any certificates representing the Collateral, together with undated powers (or other documents of transfer reasonably acceptable to Secured Party) endorsed in blank by Debtor; and (C) the filing of financing statements in the State of Delaware and the delivery of an Issuer’s Acknowledgment in the form of Exhibit B with respect to the Collateral that are not represented by certificates. The Debtor has delivered to (and with respect to any certificates acquired after the date of this Agreement, will deliver to) Secured Party all certificates representing the Collateral owned by Debtor to the extent such Collateral is represented by certificates, and undated powers (or other documents of transfer reasonably acceptable to Secured Party) endorsed in blank with respect to such certificates. None of the Collateral owned or held by Debtor has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.

2.3 The Debtor is the owner of the Collateral free and clear of all liens, encumbrances and security interests, except the Security Interest and any restrictive legend appearing on any instrument constituting Collateral and liens for taxes not yet delinquent or that are being contested in good faith and provided the Debtor has established adequate reserves in accordance with GAAP.

2.4 The Debtor will keep the Collateral free and clear of all liens, encumbrances and security interests, except the Security Interest and any restrictive legend appearing on any instrument constituting Collateral and any tax liens not yet delinquent or that are being contested in good faith and provided the Debtor has established adequate reserves in accordance with GAAP.

2.5 Subject to Section 6.5 of the Credit Agreement, the Debtor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Collateral, except to the extent any of such taxes or charges are being contested in good faith and adequate reserves have been established in accordance with GAAP.

2.6 At any time, upon request by the Secured Party, the Debtor will deliver to the Secured Party all notices, financial statements, reports or other communications received by the Debtor as an owner or holder of the Collateral.

2.7 The Debtor will upon receipt deliver to the Secured Party in pledge as additional Collateral all securities distributed on account of the Collateral such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations.

3. Rights of the Secured Party. The Debtor agrees that the Secured Party may at any time, upon the occurrence and during the continuance of an Event of Default and without notice or demand of any kind, (i) notify the obligor on or issuer of any Collateral to make payment to the Secured Party of any amounts due or distributable thereon; (ii) in the Debtor’s name or the Secured Party’s name enforce collection of any Collateral by suit or otherwise, or surrender, release or exchange all or any part of it, or compromise, extend or renew for any period any obligation evidenced by the Collateral; (iii) receive all proceeds of the Collateral; and (iv) hold any increase or profits received from the Collateral as additional security for the Obligations, except that any money received from the Collateral shall, at the Secured Party’s option, be applied in reduction of the Obligations, in such order of application as the Secured Party may determine, or be remitted to the Debtor.

4. Reserved.

5. Remedies upon Event of Default. Upon the occurrence and during the continuance of an Event of Default (as defined in that certain Credit and Security Agreement, dated as of the date hereof, between Debtor and Secured Party (as amended from time to time, the “Credit Agreement”), the Secured Party may exercise any one or more of the following rights or remedies: (i) subject to Section 10 of the Credit Agreement, declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand; (ii) exercise all voting and other rights as a holder of the Collateral; (iii) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code as in effect from time to time in the State of California, including the right to offer and sell the Collateral privately to purchasers who will agree to take the Collateral for investment and not with a view to distribution and who will agree to the imposition of restrictive legends on the certificates representing the Collateral, and the right to arrange for a sale which would otherwise qualify as exempt from registration under the Securities Act of 1933; and if notice to the Debtor of any intended disposition of the Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least 10 calendar days prior to the date of intended disposition or other action; and/or (iv) exercise any or all other rights or remedies available under the Credit Agreement.

6. Miscellaneous. Any disposition of the Collateral in the manner provided in Section 5 shall be deemed commercially reasonable to the extent permitted by applicable law. This Agreement can be waived, modified, terminated or discharged, only explicitly in a writing signed by the Secured Party, and amended only explicitly in a writing signed by the Secured Party and Debtor. A waiver signed by the Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Party’s rights or remedies. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly or concurrently, at the Secured Party’s option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to the Debtor shall be deemed sufficiently given if delivered in accordance with Section 12 of the Credit Agreement. All requests under Section 9-210 of the Uniform Commercial Code (i) shall be made in a writing signed by a person duly authorized by Debtor, (ii) shall be personally delivered, sent by registered or certified mail, return receipt requested, or by overnight courier of national reputation, (iii) shall be deemed to be sent when received by the Secured Party, and (iv) shall otherwise comply with the requirements of Section 9-210. The Debtor requests that the Secured Party respond to all such requests which on their face appear to come from an authorized individual and releases the Secured Party from any liability for so responding. The Debtor shall pay Secured Party the maximum amount allowed by Section 9-210 for responding to such requests. The Secured Party’s duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if the Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Secured Party need not otherwise preserve, protect, insure or care for any Collateral. The Secured Party shall not be obligated to preserve any rights the Debtor may have against prior parties, to exercise at all or in any particular manner any voting rights which may be available with respect to any Collateral, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. The Debtor will reimburse the Secured Party for all expenses (including reasonable attorneys’ fees and legal expenses) incurred by the Secured Party in the protection, defense or enforcement of the Security Interest, including expenses incurred in any litigation or bankruptcy or insolvency proceedings. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by the Debtor and delivered to the Secured Party, and the Debtor waives notice of the Secured Party’s acceptance hereof. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation of the Obligations. If this Agreement is signed by more than one person as the Debtor, the term “Debtor” shall refer to each of them separately and to both or all of them jointly; all such persons shall be bound both severally and jointly with the other(s); and the Obligations shall include all debts, liabilities and obligations owed to the Secured Party by any Debtor solely or by both or several or all Debtors jointly or jointly and severally, and all property described in Section 1 shall be included as part of the Collateral, whether it is owned jointly by both or all Debtors or is owned in whole or in part by one (or more) of them. Unless the context otherwise requires, all terms used herein which are defined in Articles 1 and 9 of the Uniform Commercial Code, as in effect in California, shall have the meanings therein stated.

7. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; ARBITRATION.

7.1 THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO AS WELL AS ALL CLAIMS, CONTROVERSIES OR DISPUTES ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

7.2 THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT MAY BE TRIED AND LITIGATED IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT SECURED PARTY’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SECURED PARTY ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. DEBTOR AND SECURED PARTY WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 7.2.

7.3 TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE, OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH, A “CLAIM”). DEBTOR AND SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

7.4 NO CLAIM MAY BE MADE BY DEBTOR AGAINST SECURED PARTY, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH, AND DEBTOR HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY

CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

7.5 THE PARTIES HERETO AGREE, UPON DEMAND BY ANY PARTY, WHETHER MADE BEFORE THE INSTITUTION OF A JUDICIAL PROCEEDING OR NOT MORE THAN 60 DAYS AFTER SERVICE OF A COMPLAINT, THIRD PARTY COMPLAINT, CROSS-CLAIM, COUNTERCLAIM OR ANY ANSWER THERETO OR ANY AMENDMENT TO ANY OF THE ABOVE TO SUBMIT TO BINDING ARBITRATION ALL CLAIMS, DISPUTES AND CONTROVERSIES BETWEEN OR AMONG THEM (AND THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, AND OTHER AGENTS), WHETHER IN TORT, CONTRACT OR OTHERWISE ARISING OUT OF OR RELATING TO IN ANY WAY THIS AGREEMENT, AND THE NEGOTIATION, EXECUTION, ADMINISTRATION, REPAYMENT, MODIFICATION, EXTENSION, SUBSTITUTION, FORMATION, INDUCEMENT, ENFORCEMENT, DEFAULT OR TERMINATION OF THIS AGREEMENT.

7.6 ANY ARBITRATION PROCEEDING WILL (I) PROCEED IN A LOCATION IN LOS ANGELES COUNTY, CALIFORNIA SELECTED BY THE AMERICAN ARBITRATION ASSOCIATION (“AAA”); (II) BE GOVERNED BY THE FEDERAL ARBITRATION ACT (TITLE 9 OF THE UNITED STATES CODE); AND (III) BE CONDUCTED BY THE AAA, OR SUCH OTHER ADMINISTRATOR AS THE PARTIES SHALL MUTUALLY AGREE UPON, IN ACCORDANCE WITH THE AAA’S COMMERCIAL DISPUTE RESOLUTION PROCEDURES, UNLESS THE CLAIM OR COUNTERCLAIM IS AT LEAST $1,000,000.00 EXCLUSIVE OF CLAIMED INTEREST, ARBITRATION FEES AND COSTS IN WHICH CASE THE ARBITRATION SHALL BE CONDUCTED IN ACCORDANCE WITH THE AAA’S OPTIONAL PROCEDURES FOR LARGE, COMPLEX COMMERCIAL DISPUTES (THE COMMERCIAL DISPUTE RESOLUTION PROCEDURES OR THE OPTIONAL PROCEDURES FOR LARGE, COMPLEX COMMERCIAL DISPUTES TO BE REFERRED TO HEREIN, AS APPLICABLE, AS THE “RULES”). IF THERE IS ANY INCONSISTENCY BETWEEN THE TERMS HEREOF AND THE RULES, THE TERMS AND PROCEDURES SET FORTH HEREIN SHALL CONTROL. ANY PARTY WHO FAILS OR REFUSES TO SUBMIT TO ARBITRATION FOLLOWING A DEMAND BY ANY OTHER PARTY SHALL BEAR ALL COSTS AND EXPENSES INCURRED BY SUCH OTHER PARTY IN COMPELLING ARBITRATION OF ANY DISPUTE. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO BE A WAIVER BY ANY PARTY THAT IS A BANK OF THE PROTECTIONS AFFORDED TO IT UNDER 12 U.S.C. §91 OR ANY SIMILAR APPLICABLE STATE LAW.

7.7 THE ARBITRATION REQUIREMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING TO (I) FORECLOSE AGAINST REAL OR PERSONAL PROPERTY COLLATERAL; (II) EXERCISE SELF-HELP REMEDIES RELATING TO COLLATERAL OR PROCEEDS OF COLLATERAL SUCH AS SETOFF OR REPOSSESSION; OR (III) OBTAIN PROVISIONAL OR ANCILLARY REMEDIES SUCH AS REPLEVIN, WRIT OF POSSESSION, INJUNCTIVE RELIEF, ATTACHMENT, GARNISHMENT OR THE APPOINTMENT OF A RECEIVER. THIS EXCLUSION DOES NOT CONSTITUTE A

WAIVER OF THE RIGHT OR OBLIGATION OF ANY PARTY TO SUBMIT ANY DISPUTE TO ARBITRATION OR REFERENCE HEREUNDER, INCLUDING THOSE ARISING FROM THE EXERCISE OF THE ACTIONS DETAILED IN SECTIONS (I), (II) AND (III) OF THIS PARAGRAPH.

7.8 ANY ARBITRATION PROCEEDING IN WHICH THE AMOUNT IN CONTROVERSY IS $5,000,000.00 OR LESS WILL BE DECIDED BY A SINGLE ARBITRATOR SELECTED ACCORDING TO THE RULES, AND WHO SHALL NOT RENDER AN AWARD OF GREATER THAN $5,000,000.00. ANY DISPUTE IN WHICH THE AMOUNT IN CONTROVERSY EXCEEDS $5,000,000.00 SHALL BE DECIDED BY MAJORITY VOTE OF A PANEL OF THREE ARBITRATORS; PROVIDED HOWEVER, THAT ALL THREE ARBITRATORS MUST ACTIVELY PARTICIPATE IN ALL HEARINGS AND DELIBERATIONS, EXCEPT THAT A SINGLE ARBITRATOR MAY DECIDE PRE-HEARING DISCOVERY DISPUTES. THE ARBITRATOR(S) WILL BE A NEUTRAL ATTORNEY LICENSED IN THE STATE OF CALIFORNIA OR A NEUTRAL RETIRED JUDGE OF THE STATE OR FEDERAL JUDICIARY OF CALIFORNIA, IN EITHER CASE WITH A MINIMUM OF TEN YEARS EXPERIENCE IN THE SUBSTANTIVE LAW APPLICABLE TO THE SUBJECT MATTER OF THE DISPUTE TO BE ARBITRATED. THE ARBITRATOR(S) WILL DETERMINE WHETHER OR NOT AN ISSUE IS ARBITRATABLE AND WILL GIVE EFFECT TO THE STATUTES OF LIMITATION OR REPOSE IN DETERMINING ANY CLAIM. IN ANY ARBITRATION PROCEEDING THE ARBITRATOR(S) WILL DECIDE (BY DOCUMENTS ONLY OR WITH A HEARING AT THE ARBITRATOR’S DISCRETION) ANY PRE-HEARING MOTIONS WHICH ARE SIMILAR TO MOTIONS TO DISMISS FOR FAILURE TO STATE A CLAIM OR MOTIONS FOR SUMMARY ADJUDICATION. THE ARBITRATOR(S) SHALL RESOLVE ALL DISPUTES IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF CALIFORNIA AND MAY GRANT ANY REMEDY OR RELIEF THAT A COURT OF SUCH STATE COULD ORDER OR GRANT WITHIN THE SCOPE HEREOF AND SUCH ANCILLARY RELIEF AS IS NECESSARY TO MAKE EFFECTIVE ANY AWARD. THE ARBITRATOR(S) SHALL ALSO HAVE THE POWER TO AWARD RECOVERY OF ALL COSTS AND FEES, TO IMPOSE SANCTIONS AND TO TAKE SUCH OTHER ACTION AS THE ARBITRATOR(S) DEEMS NECESSARY TO THE SAME EXTENT A JUDGE COULD PURSUANT TO THE FEDERAL RULES OF CIVIL PROCEDURE, THE CALIFORNIA CODE OF CIVIL PROCEDURE OR OTHER APPLICABLE LAW. JUDGMENT UPON THE AWARD RENDERED BY THE ARBITRATOR(S) MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. THE INSTITUTION AND MAINTENANCE OF AN ACTION FOR JUDICIAL RELIEF OR PURSUIT OF A PROVISIONAL OR ANCILLARY REMEDY SHALL NOT CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE PLAINTIFF, TO SUBMIT THE CONTROVERSY OR CLAIM TO ARBITRATION IF ANY OTHER PARTY CONTESTS SUCH ACTION FOR JUDICIAL RELIEF.

7.9 IN ANY ARBITRATION PROCEEDING, DISCOVERY WILL BE PERMITTED IN ACCORDANCE WITH THE RULES. ALL DISCOVERY SHALL BE EXPRESSLY LIMITED TO MATTERS DIRECTLY RELEVANT TO THE DISPUTE BEING ARBITRATED AND MUST BE COMPLETED NO LATER THAN 20 DAYS BEFORE THE HEARING DATE. ANY REQUESTS FOR AN EXTENSION OF THE DISCOVERY

PERIODS, OR ANY DISCOVERY DISPUTES, WILL BE SUBJECT TO FINAL DETERMINATION BY THE ARBITRATOR(S) UPON A SHOWING THAT THE REQUEST FOR DISCOVERY IS ESSENTIAL FOR THE PARTY’S PRESENTATION AND THAT NO ALTERNATIVE MEANS FOR OBTAINING INFORMATION IS AVAILABLE.

7.10 NO PARTY HERETO SHALL BE ENTITLED TO JOIN OR CONSOLIDATE DISPUTES BY OR AGAINST OTHERS IN ANY ARBITRATION, EXCEPT PARTIES WHO HAVE EXECUTED THIS AGREEMENT, OR TO INCLUDE IN ANY ARBITRATION ANY DISPUTE AS A REPRESENTATIVE OR MEMBER OF A CLASS, OR TO ACT IN ANY ARBITRATION IN THE INTEREST OF THE GENERAL PUBLIC OR IN A PRIVATE ATTORNEY GENERAL CAPACITY.

7.11 THE ARBITRATOR(S) SHALL AWARD ALL COSTS AND EXPENSES OF THE ARBITRATION PROCEEDING.

7.12 NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NO DISPUTE SHALL BE SUBMITTED TO ARBITRATION IF THE DISPUTE CONCERNS INDEBTEDNESS SECURED DIRECTLY OR INDIRECTLY, IN WHOLE OR IN PART, BY ANY REAL PROPERTY UNLESS (I) THE HOLDER OF THE MORTGAGE, LIEN OR SECURITY INTEREST SPECIFICALLY ELECTS IN WRITING TO PROCEED WITH THE ARBITRATION, OR (II) ALL PARTIES TO THE ARBITRATION WAIVE ANY RIGHTS OR BENEFITS THAT MIGHT ACCRUE TO THEM BY VIRTUE OF THE SINGLE ACTION RULE STATUTE OF CALIFORNIA, THEREBY AGREEING THAT ALL INDEBTEDNESS AND OBLIGATIONS OF THE PARTIES, AND ALL MORTGAGES, LIENS AND SECURITY INTERESTS SECURING SUCH INDEBTEDNESS AND OBLIGATIONS, SHALL REMAIN FULLY VALID AND ENFORCEABLE. IF ANY SUCH DISPUTE IS NOT SUBMITTED TO ARBITRATION, THE DISPUTE SHALL BE REFERRED TO A REFEREE IN ACCORDANCE WITH CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638 ET SEQ., AND THIS GENERAL REFERENCE AGREEMENT IS INTENDED TO BE SPECIFICALLY ENFORCEABLE IN ACCORDANCE WITH SAID SECTION 638. A REFEREE WITH THE QUALIFICATIONS REQUIRED HEREIN FOR ARBITRATORS SHALL BE SELECTED PURSUANT TO THE AAA’S SELECTION PROCEDURES. JUDGMENT UPON THE DECISION RENDERED BY A REFEREE SHALL BE ENTERED IN THE COURT IN WHICH SUCH PROCEEDING WAS COMMENCED IN ACCORDANCE WITH CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 644 AND 645.

7.13 TO THE MAXIMUM EXTENT PRACTICABLE, THE AAA, THE ARBITRATOR(S) AND THE PARTIES SHALL TAKE ALL ACTION REQUIRED TO CONCLUDE ANY ARBITRATION PROCEEDING WITHIN 180 DAYS OF THE FILING OF THE DISPUTE WITH THE AAA. NO ARBITRATOR(S) OR OTHER PARTY TO AN ARBITRATION PROCEEDING MAY DISCLOSE THE EXISTENCE, CONTENT OR RESULTS THEREOF, EXCEPT FOR DISCLOSURES OF INFORMATION BY A PARTY REQUIRED IN THE CONNECTION WITH FINANCIAL REPORTING IN THE ORDINARY COURSE OF ITS BUSINESS OR BY APPLICABLE LAW OR REGULATION. IF MORE THAN ONE AGREEMENT FOR ARBITRATION BY OR BETWEEN THE PARTIES POTENTIALLY APPLIES TO A DISPUTE, THE ARBITRATION PROVISION MOST

DIRECTLY RELATED TO THIS AGREEMENT OR THE SUBJECT MATTER OF THE DISPUTE SHALL CONTROL. THIS ARBITRATION PROVISION SHALL SURVIVE TERMINATION, AMENDMENT OR EXPIRATION OF THIS AGREEMENT OR ANY RELATIONSHIP BETWEEN THE PARTIES.

7.14 THE PARTIES HERETO HEREBY ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT DELIVERED IN CONNECTION HEREWITH, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

[signature on next page]

IN WITNESS WHEREOF, the undersigned has executed this Collateral Pledge Agreement as of the date and year first above written.

COUPONS.COM INCORPORATED

By:	/s/ Steven R. Boal
Print Name: Steven R. Boal
Title: President & Chief Executive Officer

S-1

Collateral Pledge Agreement

WFBC/Coupons.com

Exhibit A

Collateral

Issuer	Class or Other Description of Pledged Securities	Certificate Number (if applicable)	Number of Pledged Securities	Total Outstanding Securities	Percentage of Total Outstanding Securities Pledged
Coupons.com Limited	Ordinary Shares	N/A	13	20	65%
Coupons.com Holdings (BVI) Limited	Ordinary Shares	N/A	65	100	65%

Exhibit B

[Form of]

ISSUER’S ACKNOWLEDGMENT

            , 20

The undersigned hereby (i) acknowledges receipt of a copy of that certain Collateral Pledge Agreement dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Collateral Pledge Agreement), executed by Coupons.com Incorporated, a Delaware corporation (“Debtor”), in favor of Wells Fargo Bank, National Association (“Secured Party”); (ii) agrees promptly to note on its books the security interests granted to Secured Party and confirmed under the Pledge Agreement; (iii) agrees that it will comply with instructions of Secured Party or its nominee with respect to the applicable Collateral without further consent by the Debtor; (iv) agrees that the “issuer’s jurisdiction” (as defined in Section 8110 of the Code) is [                    ]; (v) agrees to notify Secured Party upon obtaining knowledge of any interest in favor of any person in the applicable Collateral that is adverse to the interest of Secured Party; and (vi) waives any right or requirement at any time hereafter to receive a copy of the Pledge Agreement in connection with the registration of any Collateral thereunder in the name of Secured Party or its nominee or the exercise of voting rights by Secured Party or its nominee.

IN WITNESS WHEREOF, the undersigned has caused this Issuer’s Acknowledgment to be executed and delivered as of the date first written above.

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